Exhibit 99.1

Targeting Pruritus with First - In - Class Therapeutics AUGUST 12 TH , 2021

2 Confidential. For internal use only. Forward Looking Statements Statements contained in this presentation regarding matters that are not historical facts are "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of these forward - looking statements include statements concerning the expected timing of the enrollment and data readouts from the Company’s ongoing clinical trials, the potential results of ongoing clinical trials, timing of future regulatory and development milestones for the Company’s product candidates and potential commercialization of KORSUVA Injection for CKD - aP, the expected timeline for conducting meetings with the FDA concerning the Company’s product candidates, the potential for the Company’s product candidates to be alternatives in the therapeutic areas investigated, the Company’s expected cash reach, and the potential impact of COVID - 19 on the Company’s clinical development and regulatory timelines and plans. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements. Risks are described more fully in Cara Therapeutics’ filings with the Securities and Exchange Commission , including the “Risk Factors” section of the Company’s most recent Annual Report on Form 10 - K for the year ending December 31, 2020 and its other documents subsequently filed with or furnished to the Securities and Exchange Commission . All forward - looking statements contained in this press release speak only as of the date on which they were made. Cara Therapeutics undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Creating life - changing pruritus therapeutics Cara Therapeutics is a close - knit group of scientists, medical experts, and industry leaders deeply committed to the science of changing lives. Our proprietary, novel therapies are poised to make a significant impact for the millions who have been overlooked. Our Mission: Our Vision: Transform the way pruritus is treated to bring quality to the lives of those who suffer. Inspire new ways of thinking about pruritus treatment to elevate the standard of care far beyond what has been considered possible.

4 Confidential. For internal use only. The Far - Reaching Impact of Pruritus Source: 1IQVIA Analysis, 2021. U.S. Patients Treated for Pruritus: > 20 Million SCRIPTS ANNUALLY 1 ~40 - 60% Chronic Liver Disease (CLD) Patients with CLD, especially cholestatic liver disease experience significant pruritus Atopic Dermatitis (AD) Pruritus is a defining symptom of AD Chronic Kidney Disease (CKD) Pruritus occurs in both patients on hemodialysis and those with CKD not yet on dialysis ~30 - 50% ~100% ~100% Notalgia Paresthetica (NP) Pruritus is the defining symptom of NP

5 Confidential. For internal use only. Source: Adapted from Pflugers Arch . 2013 December ; 465(12): doi:10.1007/s00424 - 013 - 1284 - 2. Reference: 1 . The FDA has conditionally accepted KORSUVA Œ as the trade name for difelikefalin injection. Difelikefalin injection is an investigational drug product and its safety and efficacy have not been fully evaluated by any regulatory auth or ity. KORSUVA 1 (Difelikefalin) Directly Blocks Pruritus Sensory Neurons Macrophages Keratinocytes Mast Cells Tissue Injury T cells TNF R RTK ET A 5HT R PAR 2 TRPV1 TRPA1 Mrgprs TLR3/7 IL - 31RA OSMR TGR5 Pruritus H1 KORSUVA Kappa Receptor K K K K K

6 Confidential. For internal use only. Cara Therapeutics Pipeline *Cara Therapeutics has investigated KORSUVA Œ for post - operative pain. † Vifor has commercial rights in Non - US Fresenius Medical Care dialysis clinics under a profit - share arrangement. ‡ Commercialization rights to KORSUVA Œ in defined indications — Japan: Maruishi Pharma; South Korea: CKD Pharma. § PDUFA date is August 23, 2021. || VFMCRP and Cara have rights to promote in Fresenius clinics in the US under a profit - share agreement. CKD - HD: Chronic Kidney Disease - Hemodialysis; NDD — CKD: Non - Dialysis Dependent - Chronic Kidney Disease; AD: Atopic Dermatitis; PBC: Primary Biliary Cholangitis; NP: Notalgia Paresthetica. FDA Priority Review The FDA has conditionally accepted KORSUVA Œ as the trade name for difelikefalin injection. Difelikefalin injection is an investigational drug product and its safety and efficacy have not been fully evaluated by any regulatory auth or ity. EOPII Meeting Q3 ‘21 STAGE OF DEVELOPMENT Program Indication * Phase I Phase II Phase III NDA Review Commercialization Rights † (ex - Japan and S. Korea) ‡ KORSUVA TM Injection Pruritus CKD - HD § US - Vifor EU / Other - VFMCRP || Oral KORSUVA Œ Pruritus AD Cara Oral KORSUVA Œ Pruritus NDD - CKD Cara Oral KORSUVA Œ Pruritus PBC Cara Oral KORSUVA Œ Pruritus NP Cara

KORSUVA 1 (Difelikefalin) Injection for Dialysis Patients CARA THERAPEUTICS Reference: 1 . The FDA has conditionally accepted KORSUVA Œ as the trade name for difelikefalin injection. Difelikefalin injection is an investigational drug product and its safety and ef ficacy have not been fully evaluated by any regulatory authority.

8 Confidential. For internal use only. KORSUVA 1 (Difelikefalin) Injection For CKD - associated Pruritus (CKD - aP) in Dialysis Patients Reference: 1 . The FDA has conditionally accepted KORSUVA Œ as the trade name for difelikefalin injection. Difelikefalin injection is an investigational drug product and its safety and efficacy have not been fully evaluated by any regulatory authority. 2. National Kidney Foundation. . 3. Pisoni RL, Wikstrom B, Elder SJ, et al. Nephrol Dial Transplant. 2006;21:3495 - 3505. 4. Ramakrishnan et al. International Journal of Nephrology and Renovascular Disease. 2014:7 1 – 12 5. NDA accepted by FDA with priority review PDUFA date Q3 2021. Launch dependent on FDA approval NDA Priority Review NDA filing – PDUFA Aug 23 ’21 5 U.S. launch - 2H, 2021 5 KORSUVA granted Breakthrough Therapy Designation for CKD - aP Significant unmet need No FDA approved therapies Serious intractable systemic pruritus CKD - aP associated with worsening QoL, sleep disturbance, depressed mood/anxiety, socialization, increased mortality risk >500K 2 patients on dialysis 60% of ESRD patients have pruritus 3,4 ~40% have moderate to severe pruritus

9 Confidential. For internal use only. KORSUVA 1 ( Difelikefalin ) Injection NDA Review Status • Mid - Cycle Review Complete April 2021 – No significant issues identified to date • Late Cycle Review Complete June 2021 – No substantive issues identified to date – An Advisory Committee Meeting is not planned – No issues related to risk management identified – Scheduling (or not) under review PDUFA Target Action Date August 23 rd , 2021 Reference: 1 . The FDA has conditionally accepted KORSUVA Œ as the trade name for difelikefalin injection. Difelikefalin injection is an investigational drug product and its safety and efficacy have not been fully evaluated by any regulatory auth or ity.

10 Confidential. For internal use only. Q3 2021 IV KORSUVA 1 ( Difelikefalin ) Projected Milestones – 2021 & 2022 NDA Approval 8/23/21 Action Date Product Shipped for Distribution Revenue Recognized MAA Approval TDAPA Application submission HCPCS Code submission Q4 2021 Q2 2022 USA Patient Demand TDAPA Granted HCPCS Code Granted Assumes approval without DEA review & no CMS review lag Pruritus / KORSUVA 1 ( Difelikefalin ) Injection Q1 2022 Reference: 1 . The FDA has conditionally accepted KORSUVA Œ as the trade name for difelikefalin injection. Difelikefalin injection is an investigational drug product and its safety and efficacy have not been fully evaluated by any regulatory auth or ity.

11 Confidential. For internal use only. KORSUVA 1 ( Difelikefalin ) Injection: U.S. Commercial Strategy Cara/ Vifor Commercial License Summary Terms (Ex - Fresenius Medical Care Clinics) • $150M Up - Front ($100M Cash/$50M Equity) received in Q3 2020 • $50M Regulatory approval ($50M Equity) • US Market Profit split (Ex - FMC Clinics): Cara 60% : Vifor 40% • $240M US Commercial Milestones Reference: 1 . The FDA has conditionally accepted KORSUVA Œ as the trade name for difelikefalin injection. Difelikefalin injection is an investigational drug product and its safety and efficacy have not been fully evaluated by any regulatory auth or ity.

12 Confidential. For internal use only. KORSUVA 1 ( Difelikefalin ) Injection: U.S. Commercial Strategy Cara/Vifor Commercial License Employ Vifor established Nephrology commercial organization • 100+ sales FTEs: Mircera , Velphoro , Venofer , Veltassa • Existing relationships with US LDOs, MDOs and IDOs • Established market access team • Existing supply chain organization • Track record of successful dialysis launches (e.g., Micera ) Reference: 1 . The FDA has conditionally accepted KORSUVA Œ as the trade name for difelikefalin injection. Difelikefalin injection is an investigational drug product and its safety and efficacy have not been fully evaluated by any regulatory auth or ity.

13 Confidential. For internal use only. NUMBER OF HEMODIALYSIS PATIENTS BY DIALYSIS ORGANIZATION – 2019 (1) PARSABIV - MOST RECENT LAUNCH INTO HD SPACE HAD RAPID UPTAKE (2) Highly Consolidated Market Can Lead to Rapid Uptake Source (1) Leading dialysis providers by number of patients U.S. 2019 | Statista (2) AMGEN Annual Report on Form 10 - K for the fiscal year ended Dec 31, 2020, filed with the SEC on Feb 9, 2021 $0 $100 $200 $300 $400 $500 $600 $700 2018 2019 2020 U.S. Net Sales ($M) Net Sales ($M) ~80% of Dialysis Patients in 2 Customers; ~90% of Dialysis Patients in 6 Customers

14 Confidential. For internal use only. Established Ex - US Commercial Agreements: KORSUVA Injection # 1 Billion Yen Maruishi Pharmaceutical Co., Ltd. Tiered Royalty By Sales: S. Korea Tiered Royalty By Sales: EU $440 million Commercial Milestones Tiered Royalty By Sales: Japan ~$10 million Commercial Milestone# Reference: 1 . The FDA has conditionally accepted KORSUVA Œ as the trade name for difelikefalin injection. Difelikefalin injection is an investigational drug product and its safety and efficacy have not been fully evaluated by any regulatory auth or ity.

Oral KORSUVA 1 (Difelikefalin): Potential Broad Anti - Pruritic Reference: 1 . The FDA has conditionally accepted KORSUVA Œ as the trade name for difelikefalin injection. Difelikefalin injection is an investigational drug product and its safety and efficacy have not been fully evaluated by any regulatory authority.

16 Confidential. For internal use only. Systemic Systemic Systemic Key Chronic Pruritus Categories Endocrine & Metabolic CKD; PBC Infectious diseases Hematologic & lymphoproliferative diseases Visceral neoplasms Drug - induced pruritus Inflammatory Dermatoses AD Infectious dermatoses Autoimmune dermatoses Neoplasms Notalgia Paresthetica Brachioradial pruritus Post - herpetic Neuralgia Genodermatoses Dermatoses of pregnancy Dermatological Systemic Neurological Neuropathic x x x Chronic Pruritus Adapted from: Weisshaar et al. European S2k Guideline on Chronic Pruritus. Acta Derm Ven April 2019; 99(5): 469 - 506; Stander et al Clinical Classification of Itch Acta Derm Ven 2007; 87:291 - 294.

17 Confidential. For internal use only. Cara Therapeutics Pipeline *Cara Therapeutics has investigated KORSUVA Œ for post - operative pain. † Vifor has commercial rights in Non - US Fresenius Medical Care dialysis clinics under a profit - share arrangement. ‡ Commercialization rights to KORSUVA Œ in defined indications — Japan: Maruishi Pharma; South Korea: CKD Pharma. § PDUFA date is August 23, 2021. || VFMCRP and Cara have rights to promote in Fresenius clinics in the US under a profit - share agreement. CKD - HD: Chronic Kidney Disease - Hemodialysis; NDD — CKD: Non - Dialysis Dependent - Chronic Kidney Disease; AD: Atopic Dermatitis; PBC: Primary Biliary Cholangitis; NP: Notalgia Paresthetica. FDA Priority Review The FDA has conditionally accepted KORSUVA Œ as the trade name for difelikefalin injection. Difelikefalin injection is an investigational drug product and its safety and efficacy have not been fully evaluated by any regulatory auth or ity. EOPII Meeting Q3 ‘21 STAGE OF DEVELOPMENT Program Indication * Phase I Phase II Phase III NDA Review Commercialization Rights † (ex - Japan and S. Korea) ‡ KORSUVA TM Injection Pruritus CKD - HD § US - Vifor EU / Other - VFMCRP || Oral KORSUVA Œ Pruritus AD Cara Oral KORSUVA Œ Pruritus NDD - CKD Cara Oral KORSUVA Œ Pruritus PBC Cara Oral KORSUVA Œ Pruritus NP Cara

18 Confidential. For internal use only. Oral KORSUVA 1 (Difelikefalin) for Mild - Moderate AD 30 million US patients ~80% Mild - Moderate Disease* ~20% Severe Disease* Moderate - Severe Pruritus Approved Therapies Injectable Biologic Topical Steroids & Immunomodulators *Silverberg JI. Public Health Burden and Epidemiology of Atopic Dermatitis. Dermatol Clin. 2017;35(3):283 - 289. Chiesa Fuxench ZC , Block JK, Boguniewicz M, et al. Atopic Dermatitis in America Study: A Cross - Sectional Study Examining the Prevalence and Disease Burden of Atopic Dermatitis in the US Adult Population. J Invest Dermatol. 2019;139(3):583 - 590. Barbarot S et al. Epidemiology of atopic dermatitis in adults: Results from an international survey. Allergy 2018; 1284 - 1293. Chovatiya R et al. Clinical phenotyping of atopic dermatitis using combined itch and lesional severity: A prospective observational study. Annals of Allergy, Asthma Immunology 2021. Reference: 1 . The FDA has conditionally accepted KORSUVA Œ as the trade name for difelikefalin injection. Difelikefalin injection is an investigational drug product and its safety and efficacy have not been fully evaluated by any regulatory auth or ity.

19 Confidential. For internal use only. Unmet Need in Mild - Moderate AD with Moderate - Severe Pruritus • Pruritus is the most burdensome symptom of AD, however therapeutic development has focused on targeting pro - inflammatory mediators rather than pruritogenic pathways. • Pruritus severity was found to be only weakly to moderately correlated with lesional severity 1 • Only topical therapies are indicated for mild - moderate AD; with topical corticosteroids most commonly used. 2, 3, 4 • Current topical therapies do not fully address chronic pruritus in mild - moderate AD, particularly if pruritus extends beyond the skin lesions. – High use of oral antihistamines; i.e. 16 - 44% of outpatient AD visits, but AD pruritus is not histaminergic 5, 6 • T opical corticosteroid therapy have additional limitations, including HPA axis suppression, withdrawal effects, cutaneous side effects (skin atrophy, striae, telangiectasia) and poor adherence 7 References: 1. Chovatiya R et al. 2021; 2. Eichenfield 2014; 3. Eichenfield 2017; 4. Mayba 2017; 5. Mollanazar 2016; 6. He 2018 ; 7. Hengge 2016

20 Confidential. For internal use only. KARE: Phase 2 Study Design 12 Weeks TREATMENT RUN - IN 7 Days END OF TREATMENT 1:1:1:1 Randomization SCREEN Placebo BID DFK 0.25 mg BID Baseline Mean I - NRS > 5 DFK 0.5 mg BID DFK 1.0 mg BID Primary Endpoint • Change from baseline in the weekly mean of the daily 24 - hr Itch - Numeric Rating Scale (I - NRS) at Week 12 Key Secondary Endpoint • Proportion of subjects achieving ≥4 - point improvement in I - NRS at Week 12 Other Secondary/Exploratory Endpoints • Sleep NRS • DLQI • PGIC • Skin Assessments 4 Week Active Extension 7 Days Emollients

21 Confidential. For internal use only. -4 -3.5 -3 -2.5 -2 -1.5 -1 -0.5 0 Placebo (N = 123) DFK 0.25 mg (N=77) DFK 0.5 mg (N=124) DFK 1.0 mg (N=77) * * ** * * Primary Endpoint: Change from Baseline in Daily I - NRS at Week 12 (ITT) Significant improvement observed in 1.0 mg DFK vs placebo in majority of timepoints, starting at week 1 * P < 0.05, ** P < 0.01 LS Means over time Weeks in Placebo - Controlled Treatment Period Change from Baseline Baseline 1 2 3 4 5 6 7 8 9 10 11 12 * * * P =0.073 DFK 1.0 mg LS Means from MMRM with terms for treatment, week, week by treatment interaction, baseline score, and AD severity. Missing data imputed using multiple imputation (MI) under missing at random (MAR) assumption. I - NRS scores after use of rescue a re set to missing and then imputed with MI

22 Confidential. For internal use only. KARE Trial Patient Population ~64% Mild - Moderate Disease BSA < 10% (N=257) Moderate - Severe Pruritus ~36% Moderate - Severe Disease BSA ≥ 10% (N=144)

23 Confidential. For internal use only. DFK 0.5 mg BID: Proposed Phase 3 Dose based on Benefit/Risk Profile in Mild - Moderate AD EFFICACY • Significant Improvement in pruritus: • 4 - point responder analysis (1 o endpoint in Phase 3) • Improvements in QoL : • Sleep - 3 - point responder analysis • DLQI - 4 - point responder analysis • Improvement in PGIC • Low use of rescue medication (None in BSA<10) SAFETY • Well tolerated • Low incidence of GI TEAEs • AEs leading to discontinuation comparable to placebo

24 Confidential. For internal use only. KARE: Baseline Disease Characteristics (BSA<10) Duration of AD ( yrs ) – Mean (SD) 21.5 (17) 21.2 (16) Baseline BSA (%) – Mean (SD) 4.3 (2.5) 4.55 (2.8) Baseline EASI – Mean (SD) 3.7 (2.6) 3.98 (2.8) Baseline IGA – n (%) 2 48 (61) 47 (57) 3 31 (39) 34 (42) 4 0 1 (1.2) Baseline I - NRS – Mean (SD) 7.6 (1.3) 7.7 (1.2) Baseline DLQI – Mean (SD) 12 (6.8) 10.6 (5.9) Use of Rescue Medication 1 (1.3%) 0 BSA=Body Surface Area & <10% is mild/moderate AD; EASI scores ranges from 0 to 72; IGA scores range from 0 to 4; I - NRS: Worst Itching Numeric Rating Scale (0 to 10) where 0 = no itch and 10 = worst itching imagi nable. Placebo (N=79) DFK 0.50 mg (N=82)

25 Confidential. For internal use only. Mild - Moderate AD (BSA <10) Change from Baseline in Daily I - NRS through Week 12 LS Means from MMRM with terms for treatment, week, week by treatment interaction, baseline score, and AD severity. Missing data imputed using multiple imputation (MI) under missing at random (MAR) assumption. I - NRS scores after use of rescue a re set to missing and then imputed with MI -4.5 -4 -3.5 -3 -2.5 -2 -1.5 -1 -0.5 0 Placebo (N = 79) DFK 0.5 mg (N=82) DFK All Doses (N = 178) ** ** * * ** * * * * * ** P= 0.039 DFK All Doses * P < 0.05, ** P < 0.01 LS Means over time Weeks in Placebo - Controlled Treatment Period Change from Baseline Baseline 1 2 3 4 5 6 7 8 9 10 11 12

26 Confidential. For internal use only. Mild to Moderate AD (BSA <10) 4 - point Responder Analysis through Week 12 0% 10% 20% 30% 40% % of Subjects 19% 33% 32% Placebo 0.50 mg P =0.046 P =0.033 All Doses Difelikefalin N = 79 N = 82 N = 178 Estimated percentage & P - value based on a logistic regression model with terms for treatment group and baseline I - NRS score. Patients who d/c early, or took rescue medication, or have missing data at Week 12, are considered as “non - responders”

27 Confidential. For internal use only. BSA <10 and Sleep NRS ≥4 Mild - Moderate AD (BSA <10) 3 - point Improvement in Sleep NRS through Week 12 0% 10% 20% 30% 40% 50% 60% 70% % of Subjects with ≥3 - point improvement from BL in Sleep NRS at Week 12 OR = 1.5 57% Placebo DFK 0.5 mg 47% N = 72 N = 71 Estimated percentage & P - value based on a logistic regression model with terms for treatment group and baseline I - NRS score. Patients who d/c early, or took rescue medication, or have missing data at Week 12, are considered as “non - responders”

28 Confidential. For internal use only. Mild - Moderate AD (BSA <10) Subjects with ≥ 4 - point Improvement in DLQI at Week 12 0% 10% 20% 30% 40% 50% 60% 70% 80% % of Subjects with ≥4 point improvement from BL in DLQI at Week 12 OR = 1.6 50% 62% Placebo DFK 0.5 mg 62% N = 72 N = 71 Chi - square Test; Patients who d/c early, used rescue meds, or have missing data in Week 12 are included as “non - responders” BSA <10 and DLQI >4

29 Confidential. For internal use only. N = 79 N = 82 0% 10% 20% 30% 40% 50% 60% 70% % of Subjects ‘Much Improved’ or ‘Very Much Improved’ 35% 50% Placebo 0.5 mg P =0.085 OR=1.8 Mild - Moderate AD (BSA <10) Patient Global Impression of Change at Week 12 Chi - square test; Observed values

30 Confidential. For internal use only. -45 -35 -25 -15 -5 5 Placebo (N =79) DFK 0.5 mg (N=82) Mild - Moderate AD (BSA < 10) % Change in EASI from baseline over time Weeks in Placebo - Controlled Treatment Period % Change in BSA from Baseline Baseline 2 4 8 12 Table 14.2.3.2.1.1.2. BSA LT10 MMRM Analysis under MAR PBO - 21% DFK 0.5mg - 30%

31 Confidential. For internal use only. Summary of Adverse Events Subjects with at least one TEAE, n (%) 54 (43.9%) 49 (39.5%) Subjects with at least one serious TEAE, n (%) 0 1 (0.8%) Subjects with TEAE resulting in treatment discontinuation, n (%) 4 (3.3%) 1 (0.8%) Placebo (N=123) DFK 0.50 mg (N=124)

32 Confidential. For internal use only. Most Commonly Reported TEAEs (Safety Population) Abdominal pain* 13 (10.6%) 11 (8.9%) Nausea 11 (8.9%) 6 (4.8%) Dry Mouth 0 2 (1.6%) Headache 5 (4.1%) 3 (2.4%) Dizziness 2 (1.6%) 3 (2.4%) Hypertension ** 1 (0.8%) 3 (2.4%) Treatment - emergent Adverse Events at ≥5% frequency; n (%) Safety analyses performed in the safety population, defined as all randomized patients who received ≥1 dose of study drug bas ed on actual treatment received. *includes PTs abdominal pain, abdominal pain upper, abdominal discomfort **Includes preferred terms of hypertension and blood pressure increased Placebo (N=123) DFK 0.50 mg (N=124)

33 Confidential. For internal use only. Oral KORSUVA 1 ( Difelikefalin ) for Mild - Moderate AD 30 million US patients ~80% Mild - Moderate Disease* ~20% Severe Disease* Moderate - Severe Pruritus Approved Therapies Injectable Biologic Topical Steroids & Immunomodulators *Silverberg JI. Public Health Burden and Epidemiology of Atopic Dermatitis. Dermatol Clin. 2017;35(3):283 - 289. Chiesa Fuxench ZC , Block JK, Boguniewicz M, et al. Atopic Dermatitis in America Study: A Cross - Sectional Study Examining the Prevalence and Disease Burden of Atopic Dermatitis in the US Adult Population. J Invest Dermatol. 2019;139(3):583 - 590. Barbarot S et al. Epidemiology of atopic dermatitis in adults: Results from an international survey. Allergy 2018; 1284 - 1293. Chovatiya R et al. Clinical phenotyping of atopic dermatitis using combined itch and lesional severity: A prospective observational study. Annals of Allergy, Asthma Immunology 2021. Reference: 1 . The FDA has conditionally accepted KORSUVA Œ as the trade name for difelikefalin injection. Difelikefalin injection is an investigational drug product and its safety and efficacy have not been fully evaluated by any regulatory auth or ity. • High unmet need for systemic anti - pruritic therapy in Mild - Moderate AD • KARE data support that b reaking the itch - scratch cycle with DFK may manage subjects with mild - to - moderate AD

34 Confidential. For internal use only. • Oral KORSUVA TM 0.5mg bd proposed dose for Phase 3 Program demonstrated: » A statistically significant antipruritic effect in mild - to - moderate AD and moderate - to - severe pruritus. » Numerical improvement in quality of life and sleep » Well - tolerated • EOP2 Meeting scheduled for Q3 2021 • A bstract to be submitted to scientific congress Oral KORSUVA 1 (Difelikefalin) in Mild - Moderate AD: Next Steps 34 Subject to discussions with FDA, aim to initiate Phase 3 trial Registration Program In Mild - to - Moderate Atopic Dermatitis Patients by end of 2021 Reference: 1 . The FDA has conditionally accepted KORSUVA Œ as the trade name for difelikefalin injection. Difelikefalin injection is an investigational drug product and its safety and efficacy have not been fully evaluated by any regulatory auth or ity.

35 Confidential. For internal use only. Cara Therapeutics Pipeline *Cara Therapeutics has investigated KORSUVA Œ for post - operative pain. † Vifor has commercial rights in Non - US Fresenius Medical Care dialysis clinics under a profit - share arrangement. ‡ Commercialization rights to KORSUVA Œ in defined indications — Japan: Maruishi Pharma; South Korea: CKD Pharma. § PDUFA date is August 23, 2021. || VFMCRP and Cara have rights to promote in Fresenius clinics in the US under a profit - share agreement. CKD - HD: Chronic Kidney Disease - Hemodialysis; NDD — CKD: Non - Dialysis Dependent - Chronic Kidney Disease; AD: Atopic Dermatitis; PBC: Primary Biliary Cholangitis; NP: Notalgia Paresthetica. FDA Priority Review The FDA has conditionally accepted KORSUVA Œ as the trade name for difelikefalin injection. Difelikefalin injection is an investigational drug product and its safety and efficacy have not been fully evaluated by any regulatory auth or ity. EOPII Meeting Q3 ‘21 STAGE OF DEVELOPMENT Program Indication * Phase I Phase II Phase III NDA Review Commercialization Rights † (ex - Japan and S. Korea) ‡ KORSUVA TM Injection Pruritus CKD - HD § US - Vifor EU / Other - VFMCRP || Oral KORSUVA Œ Pruritus AD Cara Oral KORSUVA Œ Pruritus NDD - CKD Cara Oral KORSUVA Œ Pruritus PBC Cara Oral KORSUVA Œ Pruritus NP Cara

36 Confidential. For internal use only. • Oral KORSUVA 1 (Difelikefalin) met the primary endpoint:1mg dose advancement to Phase 3 » Primary: Change from baseline in weekly mean WI - NRS score » Dose - dependent statistically significant improvement in Complete Responders • Oral KORSUVA 1 (Difelikefalin) was generally well - tolerated: safety profile similar to Phase 3 Injection KORSUVA 1 (Difelikefalin) studies Oral KORSUVA 1 (Difelikefalin) NDD CKD - aP Next Steps Reference: 1. The FDA has conditionally accepted KORSUVA Œ as the trade name for difelikefalin injection. Difelikefalin injection is an investigational drug product and its safety and efficacy have not been fully evaluated by any regulatory auth or ity. Plan to meet with the FDA in 4 th Qtr., 2021 to discuss potential inclusion of earlier CKD patients in a Phase 3 program

37 Confidential. For internal use only. KOMFORT : Phase 2 Study in Notalgia Paresthetica KORSUVA 2 mg BID KORSUVA 2 mg BID 4 Weeks Screening KORSUVA 2 mg BID Placebo BID Up to 30 days Baseline Mean NRS ≥ 5 8 Weeks Endpoint Analysis Week 8 Placebo - Controlled Treatment Active Extension 1 Week Endpoints Week 8 Study: • ~120 adult patients with NP and moderate - to - severe pruritus Primary Endpoint: • Change from BL in weekly mean of daily 24 - hr WI - NRS at week 8 Other Endpoints: • QoL, Sleep, Responder Analyses, Safety Run - in

38 Confidential. For internal use only. KLEAR: Phase 2 Study in Primary Biliary Cholangitis 16 Weeks TREATMENT RUN - IN 7 Days END OF TREATMENT 1:1 RANDOMIZATION SCREEN Placebo BID (N=30) Oral KORSUVA 1 mg BID (N=30) Endpoints Week 16 Study: • A 16 - week, double blind, randomized, PBO - controlled study in PBC patients with moderate to severe pruritus Primary Endpoint: • Change from baseline in the weekly mean of the daily 24 - hour WI - NRS score at week 16 Secondary Endpoints: • Change in itch related QoL: Skindex - 10 & 5 - D Itch scales at week 16 • Responder analysis (Week 16): Change from baseline in weekly main of daily worst NRS score of >3 points • Safety assessments

39 Confidential. For internal use only. $207M Cash on hand June 30, 2021: Runway into 2023 Forecast does not include KORSUVA 1 IV Approval Milestones & Profit (AS OF JUNE 30, 2021) Cash/marketable securities (Q2 2021) $207M Regulatory Milestones with IV Approval: $65M USA & $15M EMA Shares outstanding: ~ 50.1M Reference: 1 . The FDA has conditionally accepted KORSUVA Œ as the trade name for difelikefalin injection. Difelikefalin injection is an investigational drug product and its safety and efficacy have not been fully evaluated by any regulatory auth or ity.

40 Confidential. For internal use only. 1H 2021 Projected Milestones – 2021 & 2022 2H 2021 2022 Pruritus / KORSUVA 1 ( Difelikefalin ) Injection Reference: 1. The FDA has conditionally accepted KORSUVA Œ as the trade name for difelikefalin injection. Difelikefalin injection is an investigational drug product and its safety and efficacy have not been fully evaluated by any regulatory auth or ity. Topline Data: Phase 2 Atopic Dermatitis Initiate Phase 3 Program: Atopic Dermatitis NDA Acceptance Priority Review NDA Approval U.S. Commercial Launch MAA Approval E.U.. Commercial Launch Pruritus / Oral KORSUVA 1 ( Difelikefalin )